UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2007


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-25148                    11-2974651
      --------                       -------                    ----------
  (State or Other                  (Commission                 (IRS Employer
   Jurisdiction                     File No.)               Identification No.)
 of Incorporation)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

                  On June 8, 2007 Global Payment Technologies, Inc. ("GPT") received a notice from the NASDAQ Stock Market (the "Notice") that it was not in compliance of it's minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310 (c)(4). In accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until December 5, 2007, to regain compliance. If at any time before December 5, 2007, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, GPT will be provided written notification that it complies with the Marketplace Rule.

                  On June 13, 2007, GPT issued a press release, attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1 reporting that it had received the Notice.



Item 9.01.  Financial Statements and Exhibits.


       (d)        Exhibits.
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                    99.1               Press Release dated June 13, 2007






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2007

                        GLOBAL PAYMENT TECHNOLOGIES, INC.

                                                By:    [/s/ William L. McMahon]
                                                       -------------------------
                                                Name:  William L. McMahon
                                                Title: Chief Executive Officer

                                  Exhibit Index

                  Exhibit No.                 Description
                  -----------                 -----------

                  99.1                        Press Release dated June 13, 2007